Fees Summary	Dec. 01, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 8,855,000.00
Previously Paid Amount	1,355.70
Total Fee Amount	1,222.88
Total Offset Amount	1,222.88
Net Fee	$ 0.00